Abstract #139: Bomedemstat in MF Disclosures Gill H – Nothing to disclose Bomedemstat is an investigational drug that has not yet been approved by the US Food and Drug Administration and is only available through clinical trial participation Exhibit 99.2

A Phase 2 Study of IMG-7289 (Bomedemstat) in Patients with Advanced Myelofibrosis Harinder Gill, MBBS, MD, FRCP, FRCPath1, Abdulraheem Yacoub, MD2, Kristen M. Pettit, MD3, Terrence Bradley, MD4, Aaron T. Gerds, MD, MS5, Maciej Tatarczuch, BMBS6, Jake Shortt, FRACP, FRCPA, PhD7, Natasha Joan Curtin, MD, FRACP, FRCPA8*, James M. Rossetti, DO9, Kate Burbury, MBBS, FRACP, FRCPA, DPhil10*, Adam J. Mead, MBBChir11, Joachim R. Göthert, MD12, Steffen Koschmieder, MD13, Anna B. Halpern, MD25, Joanne Ewing, MD, PhD19*, Nicola Vianelli, MD26, Francesco Passamonti, MD27, Joseph Chacko, MD, FRCPath, FRCP28, Elisa Rumi, MD29, Ruben Mesa, MD30, Amber Jones, MA14*, Jennifer Peppe, BA15*, Georges Natsoulis, Ph.D.16*, Wan-Jen Hong, MD17, William S. Stevenson, MBBS, PhD18, Monia Marchetti24, Claire N. Harrison, DM20, Alessandro Vannucchi, MD21, Justin Watts, MD22, David M Ross, MBBS, PhD, FRACP, FRCPA23*, Moshe Talpaz, MD3 and Hugh Young Rienhoff Jr., MD17 1Department of Medicine, University of Hong Kong, Queen Mary Hospital, Pokfulam, Hong Kong; 2The University of Kansas Cancer Center, Leawood, KS; 3Department of Internal Medicine, Division of Hematology/Oncology, University of Michigan, Ann Arbor, MI; 4University of Miami, Sylvester Comprehensive Cancer Center, Miami, FL; 5Leukemia Program, Department of Hematology and Medical Oncology, Taussig Cancer Institute, Cleveland Clinic Taussig Cancer Institute, Cleveland, OH; 6Monash Health, Melbourne, Australia; 7School of Clinical Sciences at Monash Health, Peter MacCallum Cancer Centre, Clayton, VIC, Australia; 8Monash Health, Monash University, Melbourne, Australia; 9UPMC Hillman Cancer Center, Pittsburgh, PA; 10Peter MacCallum Cancer Centre, Melbourne, Australia; 11MRC Weatherall Institute of Molecular Medicine, University of Oxford, Oxford, United Kingdom; 12Department of Hematology, West German Cancer Center (WTZ), University Hospital Essen, Essen, Germany; 13Department of Hematology, Oncology, Hemostaseology and Stem Cell Transplantation, Faculty of Medicine, RWTH Aachen University, Aachen, Germany; 14Imago Biosciences Inc., Chilton Polden, GBR; 15Imago BioSciences, Inc., San Carlos, CA; 16Imago Biosciences, Inc., San Carlos, CA; 17Imago BioSciences, San Carlos, CA; 18Kolling Institute of Medical Research, Royal North Shore Hospital, Sydney, Australia; 19University Hospitals Birmingham NHS Foundation Trust, Birmingham, United Kingdom; 20Guy's and St Thomas' NHS Foundation Trust, London, United Kingdom; 21University of Florence, AOU Careggi, CRIMM, Center for Research and Innovation of Myeloproliferative Neoplasms, Italy, Florence, Italy; 22Leukemia Program, Department of Medicine, University of Miami, Sylvester Comprehensive Cancer Center, Miami, FL; 23Department of Haematology, Royal Adelaide Hospital, Adelaide, SA, Australia; 24Azienda Ospedaliera Nazionale SS. Antonio e Biagio e Cesare Arrigo, Alessandria, Italy; 25Department of Hematology, University of Washington, Seattle; 26Policlinico S.Orsola-Malpighi, Universitaria di Bologna, Bologna; 27 Hematology, Department of Medicine and Surgery, University of Insubria, Varese, Italy; 28The Royal Bournemouth & Christchurch Hospitals NHS Foundation Trust, Bournemouth, United Kingdom; 29Haematology, Fondazione IRCCS Policlinico San Matteo, Pavia; 30UT Health San Antonio Cancer Center, University of Texas Health Science Center, San Antonio, United States Abstract #139: Bomedemstat in MF Place Video Here

LSD1 is a key regulator of hematopoietic differentiation

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- LSD1 (Lysine-specific demethylase 1) demethylates H3K4 and other chromatin-associated proteins, *e.g.*, p53
- Loss of LSD1 activity is associated with loss of self-renewal in malignant HSCs[1]
- LSD1 is required for the differentiation of megakaryocyte-erythroid progenitors to mature megakaryocytes[2]
- Overexpressed in MPNs[3]



LSD1 mRNA
RNAseq 3' normalized to 10M reads
600
400
200
0
LT-HSC
Progenitors
Lymphoid
Mature Cells
LT-HSC
HSC
MPP
CLP
CMP
GMP
MF
Granulocyte
Mono
B
CD4
CD8
NK
MEP
EryA
EryB
Cell Type

[1]Harris et al 2012; [2]Sprussel et al. 2012; 3Neibel et al. 2014; [4] Lara-Astiaso et al. 2014

3 American Society of Hematology Abstract #139: Bomedemstat in MF

Introduction to Bomedemstat Bomedemstat is an irreversible inhibitor of LSD1 Discovered and developed by Imago PK and dose-response data suggest once-daily dosing No apparent penetration across the blood-brain barrier  Bomedemstat has been evaluated in 170+ patients with advanced myeloid malignancies Updated results from the Phase 2 study evaluating bomedemstat in advanced myelofibrosis are presented here Abstract #139: Bomedemstat in MF Place Video Here

Study Design Safety and tolerability Pharmacokinetics in first 15 patients Spleen volume reduction Primary Endpoints Key Eligibility Criteria Secondary Endpoints Symptom reduction (MPN-SAF TSS) Changes in cytokine profiles Changes in mutant allele frequencies (MAF) Changes in bone marrow (BM) fibrosis Dx of PMF, PET-MF, or PPV-MF Refractory or resistant to, intolerant of, inadequate control by, or ineligible for, available approved therapies IPSS Intermediate-1, -2 or High-risk disease Platelets ≥100 x109/L Peripheral blasts ≤10% Spleen of any size ECOG PS ≤2 IMG-7289-CTP-102 is an ongoing Phase 1/2 global study of IMG-7289 (bomedemstat) in patients with MF Place Video Here Abstract #139: Bomedemstat in MF

Bomedemstat Treatment Plan IMG-7289 (bomedemstat) PO once daily (QD) Each patient dose-titrated to a target platelet count of 50-75 x 109/L Phase 1/2a Starting Dose was 0.25 mg/kg (QD) (N=18)  Phase 2b Starting Dose was 0.5 mg/g (N = 25) and, later, 0.6 mg/kg (N = 46) QD Abstract #139: Bomedemstat in MF Place Video Here

Enrollment Status and Patient Disposition Abstract #139: Bomedemstat in MF Phase 1/2a (N=18) Completed 12 Weeks Reason Off Treatment Pre- Wk 12 (N=3) Week 12 15 (83%) Adverse Event = 2 Limited Clinical Benefit = 1 Median Duration of Treatment: 165 days (range 27-562) Phase 2b (N=71*) Completed 24 Weeks Reason Off Treatment Pre-Wk 24 (N=28) Week 24 42 (58%) Adverse Events (not related) = 7 Adverse Events (related) = 8 PI decision = 3 Other = 6 Disease Progression = 3 Limited Clinical Benefit = 1 1 patient remains on treatment pre-Week 24; 34 patients ongoing post Week 24 Median Duration of Treatment: 177 days (range 13-825) *Note Pt 020-102 re-entered as 020-103 and is not counted as a new patient except for Adverse Events Enrollment completed in May 2021 with a total of 89* patients 39% of all patients remain on study Anticipate study completion in 2022 Data cut-off date: 31Oct 2021 Place Video Here

Baseline Characteristics: Most are high risk and heavily pre-treated Abstract #139: Bomedemstat in MF Characteristic N = 89 Median age (range) 68 (35– 88) Male 46 (52%) Disease subtype PMF Post-ET MF Post-PV MF 41 (46%) 30 (34%) 18 (20%) IPSS Risk Classification Intermediate-1 Intermediate-2 High Missing 6 (7%) 35 (39%) 47 (53%) 1 (1%) Mean blood counts (range) WBC Hemoglobin Platelet Count 20.8 x 109/L (1.2 – 111.6) 10.1 g/dL (5.2 – 15.8) 394 x 109/L (100 - 2188) Characteristic N=89 Median spleen length (N=72 with palpable spleen) 12 cm BLCM (1-32) Median spleen volume 1351 cm3 (99-6819)* Median Symptom score (MPN-10 TSS) (N=55 with TSS ≥20) 25 (range: 0-82)† Mutations (%) JAK2 CALR MPL Triple Negative High-Molecular Risk# No sample 64% 22% 7% 3%  38% 3% Median No. Prior Therapies^ Ruxolitinib Anagrelide Fedratinib Hydroxyurea 2 (0-6) 74 9 2 38 *4 values missing; †4 values missing or incomplete; ^2 values missing; #HMR = U2AF1, IDH1, IDH2, ASXL1, EZH2 Place Video Here

Safety and Tolerability Bomedemstat is generally well tolerated Most common hematologic AE, thrombocytopenia, is anticipated because dose titration rules target Grade 2 (50-75 x 109/L) The most common non-hematologic AE related to bomedemstat was dysgeusia (n=27, 30% of patients) with 1 patient who discontinued Abstract #139: Bomedemstat in MF Preferred Term (N=90) Any Grade AEs Grade 3/4 AEs Thrombocytopenia 42 (47%) 35 (39%) Dysgeusia 29 (32%) 0 Anaemia 29 (32%) 20 (22%) Diarrhoea 27 (30%) 0 Nausea 25 (28%) 2 (2%) Fatigue 22 (24%) 4 (4%) Constipation 21 (23%) 1 (1%) Oedema peripheral 18 (20%) 1 (1%) Arthralgia 16 (18%) 0 Abdominal pain 15 (17%) 1 (1%) Decreased appetite 14 (16%) 2 (2%) Pruritus 14 (16%) 2 (2%) Any grade of AE occurring at a frequency of >15% included regardless of relatedness; total number of events = 1443 Place Video Here

Total Symptom Score (TSS) at 24 weeks Changes in MPN-SAF TSS – Patients with significant symptom burden (≥20) % Change @ 24 ± 2 weeks 17/23 (74%) had a decrease in TSS 6/23 (26%) had a decrease of ≥50% Absolute Change @ 24 ± 2 weeks Abstract #139: Bomedemstat in MF Data cut-off date: 31Oct 2021 Place Video Here

Spleen Volume Reduction at 24 Weeks Abstract #139: Bomedemstat in MF Change in Spleen Volume % Change @ 24 ± 2 weeks Absolute Change @ 24 ± 2 weeks All spleen sizes allowed at study entry 30/40 (75%) had any decrease 14/40 (35%) had ≥20% decrease 3/40 (8%) had ≥35% decrease 97 & 107% Data cut-off date: 31Oct 2021 Place Video Here

Changes in Hemoglobin Abstract #139: Bomedemstat in MF * Exclusions due to: ET prior to Wk12 In patients (N=36*) who were transfusion-independent at baseline, at 12 weeks: 89% (32/36) had stable or improved Hb 44% (16/36) had an increase ≥1.0 g/dL 44% (16/36) had stable Hb ∆ <±1.0 g/dL In patients (N=17*) who were transfusion-dependent at baseline, to last time on study: 59% (10/17) had stable or reduced transfusion burden 1 patient became transfusion-independent Data cut-off date: 31Oct 2021 Changes in Hb in Tx-Independent Patients Place Video Here

Impact on Mutant Alleles

261 genes serially sequenced by NGS to an average depth of 1015 bp

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Changes in Specific Mutant Alleles



• 41% decreased AF including homozygotes;
• 43% stable
JAK2 (N=37)
• 1 decreased AF
• 2 increased AF
MPL (N=3)
CALR (N=14)
• 43% decreased AF including homozygotes
• 43% had stable AF
Other
ASXL1 (N=18) is most affected of HMR alleles:
• 56% stable AF
• 33% decreased AF

AF = Allele frequency

Overall Changes in Allele Frequency

- 45% showed stable AFs (N=127)
- 36% showed a reduction in AF
- 19% showed an increase in AF
- There were 4 complete molecular responses (AF → 0)
- No new mutations or transformation to AML in treatment for up to >600 days

Standard deviation in this study at a read depth of 1000 is ~5%

Change defined as ≥5% for heterozygotes, ≥10% for increase/ ≥2.5% decrease for homozygous clones for up to >600 days

Change from pre-dose to last timepoint *on drug* ± 2days

13 American Society *of* Hematology Abstract #139: Bomedemstat in MF

Conclusions Generally safe and well tolerated to date Shows improvements in symptom scores, spleen volumes, and anemia 81% of allele frequencies are stable or decreased including driver and HMR mutations such as ASXL1 No new mutations or transformation to AML in patients with a high-risk of progression  A study of the combination of bomedemstat and ruxolitinib is planned Studies of bomedemstat for the treatment of ET (NCT04254978) and PV (NCT04262141) are currently enrolling   Abstract #139: Bomedemstat in MF Place Video Here Bomedemstat (IMG-7289) as monotherapy for patients with advanced myelofibrosis offers a distinct clinical benefit profile:

Thank you to Investigators and Study Participants!

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Investigators - APAC

Harry Gill – QMH, Hong Kong
David Ross – Royal Adelaide, AU
Will Stevenson – Royal North Shore, Sydney, AU
Kate Burbury – Peter MacCallum, Melbourne. AU
Jake Shortt – Monash U., Melbourne, AU
Maciej Tatarczuch – Monash U. Melbourne, AU
Natasha Curtin – Monash Health, Melbourne, AU

Investigators - Europe

Claire Harrison – Guy's St. Thomas, London, UK
Adam Mead – Churchill, Oxford, UK
Joanne Ewing – Heartlands, Birmingham, UK
Joseph Chacko – Bournemouth, UK
Joachim Göthert – Essen, Germany
Steffen Koschmieder – Aachen, Germany
Monia Marchetti, Alessandria, Italy
Elisa Rumi – Pavia, Italy
Nicola Vianelli – Bologna, Italy
Alessandro Vannucchi – Firenze, Italy
Francesco Passamonti – Varese, Italy

Investigators - US

- Kristen Pettit – U. Michigan
- Moshe Talpaz – U. Michigan
- ***Justin Watts – U. Miami***
- Terrence Bradley – U. Miami
- Anna Halpern – Fred Hutchinson, Seattle
- ***Abe Yacoub – U. Kansas***
- Aaron Gerds – Cleveland Clinic
- James Rossetti – U. Pittsburgh
- Ruben Mesa – M.D. Anderson, San Antonio

Imago BioSciences

- Jennifer Peppe
- Philippa Quy
- Amber Jones
- Jennifer Dias
- Ria Kleppe
- Georges Natsoulis
- Willis Navarro
- Wan-Jen Hong
- Hugh Rienhoff

Special thanks to our top recruiting sites in each region!

American Society of Hematology
Abstract #139: Bomedemstat in MF 15

Back-Up Slides

Bomedemstat Treatment Plan – Back-Up Slide IMG-7289 (bomedemstat) PO once daily Each patient dose-titrated to a target platelet count of 50-75 x 109/L Starting dose was initially 0.25 mg/kg once daily for the Phase 1/2a (N=18), and then 0.5 mg/g (N = 25) and 0.6 mg/kg once daily in the Phase 2b (N= 46) Abstract #139: Bomedemstat in MF Platelet Count (x109/L) %Platelet Reduction (from previous visit) Dose Titration ≥200 <75% decrease OR increase Increase 0.15 mg/kg/d 100-199 <75% decrease OR increase Increase 0.1 mg/kg/d 100-199 ≥75% decrease Maintain 40-99 <50% decrease OR increase Maintain 40-99 ≥50% decrease Down-titrate 0.1 mg/kg/d 25-39 N/A Decrease dose 25% <25 N/A Hold Dose

Changes in Transfusion Frequency Abstract #139: Bomedemstat in MF Change in Transfusion Burden in Transfusion-Dependent Patients (N=17**) Transfusion Independent 1 (6%) Improved (≥1 unit/mo decrease) 2 (12%) Stable (∆<1 unit/mo) 7 (41%) Worsening (≥1 unit/mo increase) 7 (41%) **Exclusions due to: ET prior to Wk 12, <6 units recorded and/or insufficient pre-dose Tx data In patients (N=17*) who were transfusion-dependent at baseline, to last time on study: 59% (10/17) had stable or reduced transfusion burden 1 patient transfusion independent

Reduction in Inflammatory Chemokines Abstract #139: Bomedemstat in MF CCL5 (RANTES) is chemokine secreted in bone marrow by activated T cells.